PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT -- Feb. 16, 2005*

Product Name                                       Prospectus Form #  SAI Form #
American Express Signature
  Variable Universal Life(R)                           S-6482 G        S-6319 A

On Feb. 1, 2005, American Express Company announced plans to pursue a spin-off of 100% of the common stock of American Express Financial Corporation (AEFC). AEFC is the parent company of IDS Life Insurance Company (IDS Life). IDS Life is the parent company of American Enterprise Life Insurance (AEL). AEL issues the variable life insurance policy described in the prospectus.

The spin-off of AEFC, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the spin-off, AEFC will be a publicly traded company separate from American Express Company. AEFC will continue to own all the outstanding stock of IDS Life and will replace American Express Company as the ultimate control person of AEL.



S-6367-3 A (2/05)

Valid until next prospectus update.

* Destroy April 29, 2005.